UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2018

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-38515	EVERGY, INC.	82-2733395
(a Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

The New York Stock Exchange (“NYSE”) Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their Annual Reports on Form 10-K or their annual meeting proxy statements. Because the merger transactions involving Great Plains Energy Incorporated, Westar Energy, Inc. (“Westar”) and Evergy, Inc. (“Evergy”) were completed on June 4, 2018, Evergy was not required to file with the Securities and Exchange Commission (“SEC”) an Annual Report on Form 10-K, or to hold an annual meeting of shareholders, in 2018, thereby alleviating the need for an annual meeting proxy statement. This Current Report on Form 8-K includes corporate governance information related to Evergy required under Section 303A of the NYSE Listed Company Manual.

Director Independence

Evergy’s board of directors consists of the following 14 directors: Mark A. Ruelle, Terry Bassham, Mollie Hale Carter, Charles Q. Chandler IV, Gary D. Forsee, Scott D. Grimes, Richard L. Hawley, Thomas D. Hyde, B. Anthony Isaac, Sandra A.J. Lawrence, Ann D. Murtlow, Sandra J. Price, John J. Sherman and S. Carl Soderstrom Jr.

Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. The board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon all of the relevant facts and circumstances, including information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the board of directors has affirmatively determined that each director, other than Mr. Ruelle and Mr. Bassham, is “independent,” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Accordingly, a majority of Evergy’s directors are independent, as required under applicable NYSE rules. The board of directors found that none of the independent directors had a material or other disqualifying relationship with Evergy. In making this determination, the board of directors considered the current and prior relationships that each non-employee director has with Evergy and all other facts and circumstances the board of directors deemed relevant in determining their independence, including each non-employee director’s beneficial ownership of Evergy capital stock. Mr. Ruelle is not considered an independent director as a result of his position as a former executive officer of Westar. Mr. Bassham is not considered an independent director as a result of his current position as an executive officer of Evergy.

Committees of the Board of Directors

Set forth below is information regarding composition of the committees of the Evergy board of directors.

	Audit Committee	Compensation and Leadership Development Committee	Finance Committee	Nominating, Governance, and Corporate Responsibility Committee	Nuclear, Operations, and Environmental Oversight Committee
Terry Bassham					X
Mollie Hale Carter*		X		X
Charles Q. Chandler IV*	X			X
Gary D. Forsee*		X		X
Scott D. Grimes*	X		X		X
Richard L. Hawley*+	X		X
Thomas D. Hyde*	Chair			X
B. Anthony Isaac*		X	Chair		X
Sandra A.J. Lawrence*		X		Chair
Ann D. Murtlow*	X		X		Chair
Sandra J. Price*		X		X
Mark A. Ruelle					X
John J. Sherman*		Chair	X
S. Carl Soderstrom Jr.*	X		X		X
* = Independent director
+ = Audit committee financial expert

Audit Committee

The Audit Committee’s primary purposes are to: (i) oversee processes related to integrity of Evergy’s financial statements, including the reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance; (ii) review the independence, qualifications and performance of the independent auditor and the performance of the audit services department; (iii) oversee the preparation of all reports and other disclosures required of the Audit Committee by the SEC for inclusion in the annual meeting proxy statement; and (iv) review Evergy’s compliance with legal and regulatory requirements and its Code of Ethical Business Conduct.

The board of directors has determined that (i) each member of the Audit Committee is independent under the NYSE listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”); (ii) each member of the Audit Committee is financially literate; and (iii) Mr. Hawley is an “audit committee financial expert” within the meaning of SEC regulations.

Compensation and Leadership Development Committee

The Compensation and Leadership Development Committee’s primary purposes are to: (i) establish an overall compensation philosophy that aligns the interests of executive officers with shareholders; (ii) evaluate, and recommend for approval by the non-management members of the board of directors, chief executive officer compensation, incentives and benefits; (iii) evaluate and approve named executive officer compensation, incentives and benefits (other than the chief executive officer); (iv) advise the chief executive officer on compensation, incentives and benefits for executive officers whose compensation is not otherwise set by the board of directors or the Compensation and Leadership Development Committee; (v) review management’s plans and programs for the attraction, retention, performance, succession, engagement and leadership development of the human resources needed to achieve Evergy’s objectives, including the succession of senior officers; (vi) review the culture of Evergy; (vii) review and discuss preparation of the Compensation Discussion and Analysis (“CD&A”) with management and prepare or oversee the preparation of the committee report required by SEC rules; and (viii) recommend approval of the CD&A that is to be included in the annual meeting proxy statement or Annual Report on Form 10-K.

The board of directors has determined that each member of the Compensation and Leadership Development Committee is independent under the NYSE listing standards, including the enhanced independence for members of the compensation committee, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986.

Finance Committee

The Finance Committee’s primary purposes are to (i) assist the board of directors with the management and review of matters relating to the financial condition and financing plans of Evergy; (ii) review Evergy’s financial strategies and make appropriate recommendations to the board of directors; (iii) review the capital requirements, capital structure and capital allocation strategy, including the cost of capital, short and long-term financing plans, dividend policies and treasury policies, of Evergy; (iv) review and make recommendations to the board of directors regarding Evergy’s annual budget, including significant capital expenditures; (v) review principal risks relating to or arising out of Evergy’s practices concerning budgeting, financing, credit exposures and energy trading and marketing and measures to address and mitigate such risks; (vi) review Evergy’s investor relations program, corporate insurance coverage and reports regarding certain employee benefit plans and nuclear decommissioning trusts; and (vii) review Evergy’s tax strategy and treasury practices.

The board of directors has determined that each member of the Finance Committee is independent under the NYSE listing standards.

Nominating, Governance, and Corporate Responsibility Committee

The Nominating, Governance, and Corporate Responsibility Committee’s primary purposes are to: (i) identify individuals who are qualified to become members of the board of directors; (ii) recommend to the board of directors nominees to serve on the board of directors; (ii) develop, recommend and oversee compliance with a set of appropriate corporate governance principles and practices applicable to Evergy to meet shareholder expectations; (iv) oversee the evaluation of the board of directors; (v) review the effectiveness of Evergy's corporate responsibility activities and processes; and (vi) oversee and set compensation for members of the board of directors.

The board of directors has determined that each member of the Nominating, Governance, and Corporate Responsibility Committee is independent under the NYSE listing standards.

Nuclear, Operations, and Environmental Oversight Committee

The Nuclear, Operations, and Environmental Oversight Committee’s primary purposes are to: (i) advise and assist the board of directors with respect to oversight of the operations of Wolf Creek nuclear generating station; (ii) advise and assist the board of directors with respect to oversight of the overall performance of Evergy’s operations, including electric generation, transmission and distribution, customer service and information technology; (iii) review Evergy’s strategy and compliance with laws, regulations and standards relating to the ownership and operation of electric generating assets, including Wolf Creek, transmission and distribution and service to customers; (iv) review all risks associated with Evergy’s operations, including physical and cybersecurity, and Evergy’s plans and processes for control and mitigation of those risks; and (v) review the safety and reliability of Evergy’s operations, with particular focus on nuclear safety, industrial safety, public safety and safety culture.

The board of directors has determined that each member of the Nuclear, Operations, and Environmental Oversight Committee, other than Mr. Ruelle and Mr. Bassham, is independent under the NYSE listing standards. Due to their extensive operational experience, including with respect to Wolf Creek, the board of directors determined that having Mr. Ruelle and Mr. Bassham serve on the Nuclear, Operations, and Environmental Oversight Committee is in the best interest of shareholders, customers and the community.

Chairman and Lead Independent Director

Mr. Ruelle serves as the chairman of the board of directors, and Mr. Chandler serves as the lead independent director.

Chairman of the Board of Directors

The chairman of the board of directors is responsible for presiding over all meetings of the board of directors and all executive sessions of the board of directors that includes only non-management directors. The chairman may also call special meetings of the board or shareholders, and also presides over Evergy’s shareholder meetings.

The chairman approves board meeting agendas, which are prepared by the chief executive officer reflecting input, if any, of the chairman and lead independent director. The chief executive officer and chairman also discuss the quality, quantity and timeliness of the flow of information from management.

The chairman also serves as the principal liaison between management, acting through or in consultation with the chief executive officer, and the board of directors. He is also responsible for soliciting information from the non-management members of the board of directors regarding the performance of the chief executive officer.

The chairman of the board is also available for discussion with individual directors regarding key issues, individual director performance or any other matters relating to effectiveness of the board of directors. He may also interface from time to time with the public, including shareholders.

Working with the Nominating, Governance, and Corporate Responsibility Committee, the lead independent director and chief executive officer, the chairman is also responsible for interviewing all candidates for the board of directors, and for making recommendations to the board of directors regarding the nomination of such candidates. Among other duties, the chairman is also responsible for helping to set the tone for ethics and integrity.

Lead Independent Director

The lead independent director is responsible for developing agendas for executive sessions of independent directors, and calling and presiding over the same. He also serves as a liaison between the chairman of the board and the independent directors, reviews meeting agendas and reviews meeting schedules.

Executive Sessions

The board of directors regularly holds executive sessions without the presence or participation of management. Executive sessions are held with the entire board of directors, with only non-management directors and with only independent directors. Mr. Ruelle, as chairman of the board of directors, presides over the executive sessions of the entire board of directors and non-management directors, and Mr. Chandler, as lead independent director, presides over the executive session of independent directors.

Communication with the Board of Directors

The board of directors values input from shareholders and the many constituents that are impacted by Evergy’s activities. Communications relating to corporate governance, succession planning, chief executive officer succession planning, executive compensation and general oversight of the board of directors can be sent to:

Chair, Nominating, Governance, and Corporate Responsibility Committee
Evergy, Inc.
Attention: Corporate Secretary
1200 Main St.
Kansas City, Missouri 64105

Communications can also be sent by e-mail to boardofdirectors@evergyinc.com. All relevant communications will be forwarded to the Chair of the Nominating, Governance, and Corporate Responsibility Committee to be handled on behalf of the board of directors. The board of directors believes that communications relating to general business operations, financial results, strategic direction and similar matters are appropriately addressed by management, and communications that relate to these topics will be shared with appropriate members of management.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints or concerns regarding accounting, internal accounting controls, or auditing matters affecting Evergy. Complaints or concerns may be submitted on a confidential and anonymous basis either through the ConcernsLine (1-866-266-7595) or by letter addressed to:

Corporate Secretary
Evergy, Inc.
1200 Main St.
Kansas City, Missouri 64105

All complaints or concerns will be forwarded to the Chair of the Audit Committee. Confidentiality will be maintained to the fullest extent practicable, consistent with the need to conduct an adequate investigation and applicable legal requirements.

Availability of Corporate Governance Information

Committee charters, Corporate Governance Guidelines, Code of Ethical Business Conduct and other governance information, including biographies of members of the board of directors, are available at www.evergyinc.com. Evergy will also post amendments and waivers to the Code of Ethical Business Conduct on the website. The information contained on the website is not incorporated by reference into this Current Report on Form 8-K. These documents are also available in print to any stockholder requesting a copy in writing addressed to:

Corporate Secretary
Evergy, Inc.
1200 Main St.
Kansas City, Missouri 64105

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGY INC.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date:    December 26, 2018